PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2013
Property, Plant And Equipment

Property, plant and equipment consisted of the following:

	As of September 30,
	2012	2013
	US$	US$

Buildings	5,892	6,051
Electronic and office equipment	7,604	9,523
Leasehold improvement and building improvement	1,434	681
Motor vehicles	1,106	1,164

Total	16,036	17,419
Less: Accumulated depreciation	(6,360)	(7,217)

	9,676	10,202